Exhibit 10.14

FIRST SUPPLEMENTAL CREDIT AGREEMENT

THIS AGREEMENT made as of

October 30

, 2020

AMONG:

PURE SUNFARMS CORP., as Borrower

AND:

THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT

AGREEMENT, as Lenders

AND:

BANK OF MONTREAL, as Administrative Agent

(the “Agent”)

WHEREAS:

A.The Borrower, the named Lenders and the Agent entered into a second amended and restated credit agreement dated as of June 30, 2020 (the “Credit Agreement”) concerning credit facilities made available by the Lenders to the Borrower as therein defined (the “Credit Facilities”);

B.The Borrower has notified the Agent that its shareholders, among others, intend to enter into a share purchase agreement pursuant to which Village will purchase 36,958,500 common shares (the “Purchased Shares”), representing all of the issued and outstanding shares in the Borrower held by Emerald Canada, pursuant to a share purchase agreement between Village and Emerald, as sole shareholder of Emerald Canada, dated September 8, 2020 (the “Village Share Purchase Transaction”);

C.	Pursuant to the Village Share Purchase Transaction:

(a)Village will pledge (the “Village Pledge”) 9,239,625 common shares in the capital of the Borrower in favour of Emerald to secure payment of the deferred portion of the purchase price for the Purchased Shares; and

(b)	the Borrower will forgive the Emerald Note (the “Note Forgiveness”).

D.	The Borrower has requested that:

(a)	the Lenders consent to the Village Share Purchase Transaction, including the Village Pledge and the Note Forgiveness; and

(b)	the Agent and Lenders agree to certain amendments to the Credit Facilities and the Credit Agreement; and

E.The Lenders have agreed to provide such consent and the Agent and Lenders have agreed to such amendments to the Credit Agreement on the terms and conditions set forth in this Agreement.

WITNESSES THAT in consideration of the premises and of the agreements hereinafter set forth the parties agree as follows:

1.0DEFINITIONS

Unless the context otherwise requires, terms which are used in this Agreement (including paragraphs A through E above) have the meanings given to them by the Credit Agreement.

2.0	AMENDMENTS TO CREDIT AGREEMENT

Effective as of the date on which the conditions in Section 5.6 hereof are satisfied, the Credit Agreement is hereby amended as follows:

2.1	The defined term “Adjusted GAAP” is deleted in its entirety, and all references to “Adjusted GAAP” in the Credit Agreement shall be read as “GAAP”.

2.2	The defined term “GAAP” is deleted in its entirety and the following is substituted therefor:

“GAAP” means generally accepted accounting principles in the United States as in effect from time to time as set forth in the opinions and pronouncements of the relevant United States public and private accounting boards and institutes which are applicable to the relevant Person in the circumstances as of the date of determination consistently applied.

2.3	The following definitions of “Village Pledge” and “Village Share Purchase Transaction”

are inserted immediately following the definition of “Village LP”:

“Village Pledge” means the pledge by Village of 9,239,625 common shares in the capital of the Borrower in favour of Emerald to secure payment of the purchase price therefor.

“Village Share Purchase Agreement” means the share purchase agreement between Village and Emerald dated September 8, 2020, unamended, with respect to the purchase by Village of all of the issued and outstanding shares in the capital of the Borrower held by Emerald Canada.

2.4	Subsection 6.01(d) is deleted and the following substituted therefor:

(d) No Pending Changes – No Person has any agreement or option or any right or privilege (whether by Law, pre-emptive or contractual) capable of becoming an agreement, including convertible securities, warrants or convertible obligations of any nature, for the purchase of any properties or assets of any Company out of the ordinary course of business or for the purchase, subscription, allotment or issuance of any debt or equity securities of any Company, except pursuant to the Shareholders Agreement, the Village Share Purchase Agreement and the Village Pledge.

2.5	Paragraph 10.01(o)(ii) is deleted and the following substituted therefor:

(ii) except pursuant to Village Share Purchase Agreement, the shareholding of any Shareholder in the Borrower, as a proportion of all of the issued shares of the Borrower, increases or decreases by twenty per cent. (20%) or more, as a result of acquisitions or dispositions of shares by that Shareholder;

3.0	CONSENT AND WAIVER

3.1Effective as of the date hereof, the Agent and the Lenders hereby consent to, and waive any Default or Event of Default that may arise, or may have arisen prior to the date hereof, as a result of the Village Share Purchase Transaction, including for greater certainty all transactions contemplated by the Village Share Purchase Agreement. This waiver shall not be construed as a waiver of any other or subsequent right or remedy of the Agent or the Lenders.

4.0REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Agent and the Lenders that the representations and warranties in respect of it and each other Credit Party contained in the Credit Agreement, as amended by this Agreement, are true and correct as of the date of this Agreement as though made on that date.

5.0	EFFECT ON CREDIT AGREEMENT

5.1This Agreement is supplemental to and shall be read with and deemed to be part of the Credit Agreement and the Credit Agreement shall from the date of this Agreement be read in conjunction with this Agreement.

5.2This Agreement shall henceforth have effect so far as practicable as though all of the provisions of the Credit Agreement and this Agreement were, as appropriate, contained in one instrument.

5.3All of the provisions of the Credit Agreement, except only insofar as the same may be inconsistent with the express provisions of this Agreement, shall apply to this Agreement.

5.4The Credit Agreement as changed, altered, amended, modified and supplemented by this Agreement shall be and continue in full force and effect and be binding upon the Borrower, the Agent and the Lenders and is hereby confirmed in all respects.

5.5Each of the Credit Parties acknowledges that the Guarantees and Security granted by it secure the indebtedness, liabilities and obligations of the Borrower, as heretofore amended, as amended by this Agreement and as may be amended, modified, supplemented or restated from time to time.   To the extent necessary, such Guarantees and Security are amended to reflect such amendments.

5.6As a condition to the effectiveness of this Agreement, the Agent shall have received, in form and substance satisfactory to the Agent, the following:

(a)	all reasonable fees and expenses incurred by the Agent and the Lenders in connection with this Agreement;

(b)	the transactions contemplated in the Village Share Purchase Agreement have been completed; and

(c)	such other documents, and completion of such other matters, as the Agent may reasonably deem necessary or appropriate.

6.0FURTHER ASSURANCE

The Borrower will from time to time forthwith at the Agent’s request and at the Borrower’s own cost and expense make, execute and deliver, or cause to be done, made, executed and delivered, all such further documents, financing statements, assignments, acts, matters and things which may be reasonably required by the Agent and as are consistent with the intention of the parties as evidenced herein, with respect to all matters arising under the Credit Agreement, the Security and this First Supplemental Credit Agreement.

7.0COUNTERPARTS

This Agreement may be executed and delivered by facsimile or by electronic mailing in Portable Document Format (PDF) and in one or more counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, when taken together, shall constitute one and the same instrument. Each party hereby irrevocably consents to and authorizes each other party and its solicitors to consolidate the signed pages of each such executed counterpart into a single document, which consolidated document shall be deemed to be a fully executed original copy of this Agreement as though all parties had executed the same document.

[signature page follows]

IN WITNESS WHEREOF the parties have caused this Agreement to be duly executed as of the day and year first above written.

PURE SUNFARMS CORP.

By: /s/ Miguel Martinez

   Name: Miguel Martinez

   Title: VP Finance

BANK OF MONTREALBANK OF MONTREAL

as a Lenderas Administrative Agent

By: /s/ Hassan BaigBy: /s/ Hassan Baig

   Name: Hassan Baig  Name: Hassan Baig

   Title: Associate Director  Title: Associate Director

By: /s/ Francois WentzelBy: /s/ Francois Wentzel

   Name: Francois WentzelName: Francois Wentzel

   Title: Managing DirectorTitle: Managing Director

FARM CREDIT CANADACANADIAN IMPERIAL BANK OF COMMERCE

as a Lenderas a Lender

By: /s/ William MooreBy: /s/ James Day

  Name: William MooreName: James Day

  Title: Sr. Relationship ManagerTitle: Authorized Signatory

And the undersigned Guarantors hereby acknowledge and agree to the terms of the First Supplemental Credit Agreement, including without limitation paragraph 4.5 above:

EMERALD HEALTH THERAPEUTICS, INC.VILLAGE FARMS INTERNATIONAL, INC.

By: /s/ Riaz BandaliBy: /s/ Stephen C. Ruffini

  Name: Riaz Bandali  Name: Stephen C. Ruffini

  Title: President and CEO  Title: EVP and CFO

Signature Page to First Supplemental Credit Agreement